Exhibit 99.2
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
Index to Financial Statements
Unaudited pro forma consolidated financial statements:

Introduction	2
Unaudited pro forma consolidated balance sheet as of June 30, 2011	3
Unaudited pro forma consolidated statements of operations for the six months ended June 30, 2011	4
Unaudited pro forma consolidated statements of operations for the year ended December 31, 2010	5
Notes to unaudited pro forma consolidated financial statements	6

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

INTRODUCTION

Following are the unaudited pro forma consolidated financial statements of Calumet Specialty Products Partners, L.P. (“Calumet”) as of June 30, 2011 and for the year ended December 31, 2010 and for the six months ended June 30, 2011. The unaudited pro forma consolidated financial statements give effect to (i) unit offering on February 24, 2011, (ii) the offering of the 2019 Senior Notes in April 2011, (iii) Calumet’s acquisition of Superior, (iv) the issuance by Calumet of 11,000,000 common units and the issuance of new 2019 Senior Notes and (v) additional borrowings under our revolving credit facility (collectively, the “Transactions”). The unaudited pro forma condensed consolidated balance sheet assumes that the acquisition of Superior, issuance of 11,000,000 common units and issuance of new 2019 Senior Notes occurred as of June 30, 2011. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011 assume that the Transactions occurred on January 1, 2010. Adjustments related to the Transactions are described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements and accompanying notes should be read together with Calumet’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended December 31, 2010 and the Quarterly Report on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission and Superior’s historical financial statements and notes thereto. The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations were derived by adjusting the historical consolidated financial statements of Calumet and Superior. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Transactions may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited consolidated pro forma financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the consolidated financial condition or results of operations of Calumet had the Transactions actually been completed at the beginning of the period or as of the date specified. Moreover, the unaudited pro forma consolidated financial statements do not project consolidated financial position or results of operations of Calumet for any future period or at any future date.

Calumet Specialty Products Partners, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

	As of June 30, 2011
	(In thousands)
	Calumet	Superior
	Historical	Historical(q)	Adjustments		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$55	$—	$189,283	(a)	$—
			180,000	(b)
			4,039	(c)
			(494,500)	(d)
			124,123	(i)
			(3,000)	(i)
Accounts receivable:
Trade	203,749	80,906	(80,906)	(l)	203,749
Other	2,436	—			2,436

	206,185	80,906	(80,906)		206,185
Inventories	258,665	119,274	155,726	(e)	533,665
Prepaid expenses and other current assets	3,656	940	(940)	(l)	3,656
Deposits	14,829	—			14,829
Deferred income taxes	—	6,563	(6,563)	(p)	—

Total current assets	483,390	207,683	67,262		758,335
Property, plant and equipment, net	607,422	167,929	62,546	(f)	837,897
Goodwill	48,335	—			48,335
Other intangible assets, net	26,170	—			26,170
Other noncurrent assets, net	30,907	10,930	(10,930)	(l)	39,907
			6,000	(b)
			3,000	(i)

Total assets	$1,196,224	$386,542	$127,878		$1,710,644

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	$236,169	$112,792	$(112,792)	(l)	$236,169
Accounts payable – related party	1,380	—			1,380
Accrued salaries, wages and benefits	7,975	—	775	(h)	8,750
Taxes payable	8,360	—			8,360
Other current liabilities	7,146	—			7,146
Current portion of long-term debt	942	—			942
Derivative liabilities	137,885	—			137,885

Total current liabilities	399,857	112,792	(112,017)		400,632
Pension and postretirement benefit obligations	8,426	—	11,700	(n)	20,126
Other long-term liabilities	1,069	2,943	(2,943)	(l)	1,069
Deferred long-term income taxes	—	32,274	(32,274)	(p)	—
Long-term debt, less current portion	428,440	—	186,000	(b)	738,563
			124,123	(i)

Total liabilities	837,792	148,009	174,589		1,160,390

Commitments and contingencies:
Superior net parent investment	—	238,533	(238,533)	(j)	—
Partners’ capital:
Limited partners’ interest	462,458	—			650,271
			189,283	(a)
			(1,470)	(g)
General partner’s interest	19,302	—	4,039	(c)	23,311
			(30)	(g)
Accumulated other comprehensive loss	(123,328)	—			(123,328)

Total partners’ capital	358,432	238,533	(46,711)		550,254

Total liabilities and partners’ capital	$1,196,224	$386,542	$127,878		$1,710,644

See accompanying notes to financial statements.

Calumet Specialty Products Partners, L.P.

Unaudited Pro Forma Consolidated Statements of Operations

	Six Months Ended June 30, 2011
	(In thousands, except per unit data)
		Senior Note		Bank
	Calumet	Offering		Facility		Calumet	Superior
	Historical	Adjustments		Adjustments		Pro Forma	Historical(q)		Adjustments		Pro Forma

Sales	$1,339,010	$—		$—		$1,339,010	$668,645		$—		$2,007,655
Cost of sales	1,241,581					1,241,581	630,018		431	(m)	1,872,030

Gross profit	97,429	—		—		97,429	38,627		(431)		135,625

Operating costs and expenses:
Selling, general and administrative	20,995					20,995	7,982	(o)	—		28,977
Transportation	45,766					45,766	—		—		45,766
Taxes other than income taxes	2,563					2,563	—		—		2,563
Insurance recoveries	(8,698)					(8,698)	—		—		(8,698)
Other	1,238					1,238	—		—		1,238

Operating income	35,565	—		—		35,565	30,645		(431)		65,779

Other income (expense):
Interest expense	(18,025)	(4,200	)(k)	(1,800	)(k)	(24,025)	—		(13,700	)(k)	(37,725)
Debt extinguishment costs	(15,130)					(15,130)	—		—		(15,130)
Realized loss on derivative instruments	(1,984)					(1,984)	—		—		(1,984)
Unrealized loss on derivative instruments	(3,541)					(3,541)	—		—		(3,541)
Other	103					103	383		—		486

Total other income (expense)	(38,577)	(4,200)		(1,800)		(44,577)	383		(13,700)		(57,894)

Income (loss) before income taxes	(3,012)	(4,200)		(1,800)		(9,012)	31,028		(14,131)		7,885
Income tax expense	438					438	11,170		(11,170	)(p)	438

Net income (loss)	$(3,450)	$(4,200)		$(1,800)		$(9,450)	$19,858		$(2,961)		$7,447

Allocation of net income (loss):
Net income (loss)	$(3,450)										$7,447
General partner’s interest in net income (loss)	(69)										149

Net income (loss) available to limited partners	$(3,381)										$7,298

Weighted average limited partner units outstanding – basic and diluted	38,373										50,865
Limited partners’ interest basic and diluted net income (loss) per unit	$(0.09)										$0.14

See accompanying notes to financial statements.

Calumet Specialty Products Partners, L.P.

Unaudited Pro Forma Consolidated Statements of Operations

	Year Ended December 31, 2010
	(In thousands, except per unit data)
		Senior Note		Bank
	Calumet	Offering		Facility		Calumet	Superior
	Historical	Adjustments		Adjustments		Pro Forma	Historical(q)		Adjustments		Pro Forma

Sales	$2,190,752	$—		$—		$2,190,752	$1,089,441		$—		$3,280,193
Cost of sales	1,992,003					1,992,003	1,040,476		3,003	(m)	3,035,482

Gross profit	198,749	—		—		198,749	48,965		(3,003)		244,711

Operating costs and expenses:
Selling, general and administrative	35,224					35,224	13,412	(o)	—		48,636
Transportation	85,471					85,471	—		—		85,471
Taxes other than income taxes	4,601					4,601	—		—		4,601
Other	1,963					1,963	—		—		1,963

Operating income	71,490	—		—		71,490	35,553		(3,003)		104,040

Other income (expense):
Interest expense	(30,497)	(13,000	)(k)	(3,400	)(k)	(46,897)	(10)		(27,400	)(k)	(74,307)
Realized loss on derivative instruments	(7,704)					(7,704)	—		—		(7,704)
Unrealized loss on derivative instruments	(15,843)					(15,843)	—		—		(15,843)
Other	(147)					(147)	1,744		—		1,597

Total other income (expense)	(54,191)	(13,000)		(3,400)		(70,591)	1,734		(27,400)		(96,257)

Income before income taxes	17,299	(13,000)		(3,400)		899	37,287		(30,403)		7,783
Income tax expense	598					598	13,413		(13,413	)(p)	598

Net income	$16,701	$(13,000)		$(3,400)		$301	$23,874		$(16,990)		$7,185

Allocation of net income:
Net income	$16,701										$7,185
General partner’s interest in net income	334										144

Net income available to limited partners	$16,367										$7,041

Weighted average limited partner units outstanding											50,835
Basic	35,335										50,851
Diluted	35,351
Limited partners’ interest basic and diluted net income per unit	$0.46										$0.14

See accompanying notes to financial statements.

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1.	Basis of Presentation, the Offering and Other Transactions

The historical financial information as of June 30, 2011 is derived from the historical unaudited consolidated financial statements of Calumet and Superior. The pro forma adjustments have been prepared as if the transactions described in these footnotes had taken place on June 30, 2011, in the case of the pro forma balance sheet or as of January 1, 2010, in the case of the pro forma statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011.

The unaudited pro forma condensed consolidated balance sheet reflects the following transactions:

•	the anticipated acquisition of Superior for a total cash purchase price of $494.5 million;

•	the sale by Calumet of 11,000,000 common units representing limited partner interests to the public;

•	the new 2019 Senior Note offering;

•	the anticipated borrowings under Calumet’s amended and restated senior secured credit facility; and,

•	the payment of estimated underwriting commissions and other offering expenses of the anticipated offerings.

The unaudited pro forma consolidated statement of operations reflects the following transactions:

•	the acquisition of Superior for a total cash purchase price of $494.5 million;

•	the sale by Calumet of 11,000,000 common units representing limited partner interests to the public;

•	the issuance of new Senior Notes;

•	the sale by Calumet of 4,500,000 common units to the public in its February 24, 2011 offering;

•	the sale of $400 million of 9 3/8% senior notes due 2019 on April 21, 2011 and related extinguishment of the senior secured first lien term loan;

•	the payment of estimated underwriting commissions and other offering expenses of the anticipated offerings; and,

•	the completion of the amended and restated senior secured revolving credit agreement entered into on June 24, 2011 including the anticipated additional borrowings related to the acquisition of Superior.

Note 2.	Pro Forma Adjustments and Assumptions

(a)	Reflects the net proceeds to Calumet of $189.3 million from the issuance and sale of 11,000,000 common units at an assumed price of $18.00 per unit and after deducting underwriting discounts, commissions and after paying estimated offering and related transaction expenses of approximately $8.7 million.

(b)	Reflects the net proceeds to Calumet of $180.0 million from the issuance and sale of $200.0 million of new senior notes due 2019 after deducting an issuance discount of $14.0 million due to the notes being issued at 93% of par, as well as underwriting discounts, commissions and after paying estimated offering and transaction expenses totaling approximately $6.0 million.

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)	Reflects the contribution to Calumet by Calumet GP, LLC, its general partner, of $4.0 million to maintain its two percent general partner interest.

(d)	Reflects the estimated aggregate cash paid for the acquisition of Superior of $494.5 million including acquisition expenses of $1.5 million.

(e)	Reflects an adjustment to record Superior’s inventories at fair value. The estimated fair value of Superior’s inventories was $275.0 million at June 30, 2011 compared to a carrying value of $119.3 million resulting in a total increase to inventories of $155.7 million.

(f)	Reflects an adjustment to record Superior’s property, plant and equipment at fair value. The estimated fair value of acquired property, plant and equipment was $230.4 million at June 30, 2011 compared to a carrying value of $167.9 million resulting in a total increase to property, plant and equipment of $62.5 million.

(g)	Reflects an adjustment to expense acquisition related costs of $1.5 million.

(h)	Reflects the recording of assumed liabilities by Calumet for employee compensation of $0.8 million.

(i)	Reflects an increase of $124.1 million in borrowings under the amended and restated senior secured credit facility in order to fund a portion of the Superior acquisition. Additionally, fees of $3.0 million are assumed related to the anticipated $300.0 million expansion of the amended and restated senior secured revolving credit facility’s borrowing capacity.

(j)	Reflects elimination of Superior’s historical net parent investment balance.

(k)	Reflects net change in interest expense as a result of entering into the amended and restated senior secured revolving credit facility, the sale on April 21, 2011 of the 2019 senior notes, the issuance of new 2019 Senior Notes, additional borrowings under the amended and restated senior secured revolving credit facility to fund a portion of the Superior acquisition and the repayment of borrowings under the senior secured first lien term loan from the net proceeds of the

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

2019 senior notes. The individual components of the net change in interest expense are as follows (in millions):

	Year Ended	Six Months
	December 31,	Ended June 30,
	2010	2011

Interest expense as reported by Calumet	$30.5	$18.0
Interest expense as reported by Superior	—	—

Total interest expense	30.5	18.0

Removal of prior long-term debt interest expense due to extinguishment of senior secured first lien term loan	$(25.3)	$(7.5)
Pro forma interest expense associated with the 2019 Senior Notes sold on April 21, 2011	38.3	11.7

Adjustment to interest expense due to issuance of 2019 Senior Notes	$13.0	$4.2

Removal of prior long-term debt interest expense from the senior secured revolving credit agreement	$(4.4)	$(2.5)
Pro forma interest expense under the amended and restated senior secured revolving credit facility	7.8	4.3

Adjustment to interest expense due to the amended and restated senior secured revolving credit facility	$3.4	$1.8

Pro forma interest expense associated with the new 2019 Senior Notes	$21.2	$10.6
Pro forma interest expense associated with additional borrowings under the amended and restated senior secured revolving credit facility	6.2	3.1

Adjustment to interest expense for debt issued related to Superior acquisition	$27.4	$13.7

(l)	Reflects an adjustment to remove assets not acquired and liabilities which were not assumed in the acquisition of Superior by Calumet, including accounts receivable, accounts payable, prepaid assets, other long-term liabilities and other noncurrent assets.

(m)	Reflects the adjustments to depreciation expense resulting from recording Superior’s fixed assets at their estimated fair value as described in note (f) of the Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

(n)	Reflects an adjustment to record Superior’s pension benefits and other postretirement employee benefits’ plan assets and obligations at estimated fair values. The estimated fair value of Superior’s plan obligation was $11.7 million at June 30, 2011, net of plan assets of $19.0 million.

(o)	During 2010 and for the six months ended June 30, 2011, Superior’s parent, Murphy Oil Corporation, provided Superior with certain general and administrative services. The allocation for services charged to Superior was $12.8 million and $7.5 million for the year ended December 31, 2010 and the six months ended June 30, 2011, respectively.

(p)	Reflects an adjustment to eliminate Superior’s income tax expense. Calumet, as a partnership, is generally not liable for income taxes on its earnings. The pro forma financial statements assume that Superior’s income will meet the necessary qualifications to not be taxable to the partnership.

(q)	Certain reclassifications have been made in the historical Superior financial statements to conform to Calumet’s financial statement presentation. These reclassifications have no impact on net income or partners’ capital.

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

	As of June 30, 2011
			Superior
	As Reported	Reclassification	Historical
	(In thousands)
Assets
Current assets
Cash and cash equivalents	$—	$—	$—
Accounts receivable, less allowance for doubtful accounts of $862 in 2011 and $630 in 2010	80,906	(80,906)	—
Accounts receivable:
Trade	—	80,906	80,906
Other	—	—	—
Inventories, at lower of cost or market:
Crude oil and blend stocks	23,192	(23,192)	—
Finished products	81,907	(81,907)	—
Materials and supplies	14,175	(14,175)	—
Inventories	—	119,274	119,274
Prepaid expenses	940	(940)	—
Prepaid expenses and other current assets	—	940	940
Deferred income taxes	6,563	—	6,563

Total current assets	207,683	—	207,683

Property, plant and equipment, at cost	362,863	(362,863)	—
Less accumulated depreciation	(194,934)	194,934	—
Net property, plant and equipment	167,929	(167,929)	—
Property, plant and equipment, net	—	167,929	167,929
Deferred turnaround costs	10,261	(10,261)	—
Deferred charges and other assets	669	(669)	—
Other noncurrent assets, net	—	10,930	10,930

Total assets	$386,542	$—	$386,542

Liabilities and net parent investment
Current liabilities
Accounts payable and accrued liabilities	$112,792	$(112,792)	$—
Accounts payable	—	112,792	112,792

Total current liabilities	112,792	—	112,792

Pension and post retirement benefit obligations	—	—	—
Other long-term liabilities	—	2,943	2,943
Deferred income taxes	32,274	—	32,274
Deferred credits and other liabilities	2,943	(2,943)	—
Long-term debt less current portion	—	—	—

Total liabilities	148,009	—	148,009
Superior net parent investment	238,533	—	238,533

Total liabilities and partners’ capital	$386,542	$—	$386,542

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

	Six Months Ended June 30, 2011
			Superior
	As Reported	Reclassification	Historical
	(In thousands)
Sales	$—	$668,645	$668,645
Revenues:
Sales and other operating revenues:
Related parties	527,793	(527,793)	—
Third parties	140,852	(140,852)	—
Other income	383	(383)	—

Total revenues	669,028	(669,028)	—

Cost of sales	—	630,018	630,018

Gross profit	—	38,627	38,627

Costs and expenses:
Crude oil and product purchases:
Related parties	94,711	(94,711)	—
Third parties	475,772	(475,772)	—
Operating expenses	52,283	(52,283)	—
General and administrative expenses	7,982	(7,982)	—
Depreciation expense	7,252	(7,252)	—

Total costs and expenses	638,000	(638,000)	—

Operating costs and expenses:
Selling, general and administrative	—	7,982	7,982

Operating income	—	30,645	30,645
Other income (expense):
Other	—	383	383

Total other income (expense)	—	383	383
Income before income taxes	31,028	—	31,028
Income tax expense:
Federal	9,622	(9,622)	—
State	1,548	(1,548)	—

Total income tax expense	11,170	(11,170)	—

Income tax expense	—	11,170	11,170

Net income and comprehensive income	19,858	(19,858)	—

Net income	$—	$19,858	$19,858

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

	Year ended December 31, 2010
			Superior
	As Reported	Reclassification	Historical
	(In thousands)
Sales	$—	$1,089,441	$1,089,441

Revenues:
Sales and other operating revenues:
Related parties	790,228	(790,228)	—
Third parties	299,213	(299,213)	—
Other income	1,744	(1,744)	—

Total revenues	1,091,185	(1,091,185)	—

Cost of sales	—	1,040,476	1,040,476

Gross profit	—	48,965	48,965

Costs and expenses:
Crude oil and product purchases:
Related parties	159,207	(159,207)	—
Third parties	783,674	(783,674)	—
Operating expenses	85,233	(85,233)	—
General and administrative expenses	13,412	(13,412)	—
Depreciation expense	12,362	(12,362)	—
Interest expense	10	(10)	—

Total costs and expenses	1,053,898	(1,053,898)	—

Operating costs and expenses:
Selling, general and administrative	—	13,412	13,412
Transportation	—	—	—
Other	—	—	—

Operating income	—	35,553	35,553
Other income (expense):
Interest expense	—	(10)	(10)
Unrealized gain (loss) on derivative instruments	—	—	—
Other	—	1,744	1,744

Total other income (expense)	—	1,734	1,734
Income before income taxes	37,287	—	37,287
Income tax expense:
Federal	11,542	(11,542)	—
State	1,871	(1,871)	—

Total income tax expense	13,413	(13,413)	—

Income tax expense	—	13,413	13,413

Net income and comprehensive income	23,874	(23,874)	—

Net income	$—	$23,874	$23,874

Calumet Specialty Products Partners, L.P.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 3.	Pro Forma Net Income (Loss) Per Unit

Pro forma net income (loss) per unit is determined by dividing the pro forma net income (loss) available to the limited partners’ interest, after deducting the general partner’s interest in the pro forma net income (loss), by the weighted average number of limited partner units expected to be outstanding at the closing of the offering. For purposes of the calculation of pro forma net income (loss) per limited partner unit, it was assumed that the number of common units outstanding was increased by 15,500,000 for all periods since January 1, 2010, which reflect the sale of 4,500,000 common units on February 24, 2011 and the anticipated sale of 11,000,000 common units. Pursuant to the partnership agreement, to the extent that the quarterly distributions exceed certain targets, the general partner is entitled to receive certain incentive distributions that will result in more net income proportionately being allocated to the general partner than to the holders of limited partner units. The pro forma net income (loss) per limited partner unit calculations were not impacted by incentive distributions for any period presented.